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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: March 2, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800
                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

     The ATWOOD FALCON is expected to complete its current drilling program for Sarawak Shell Berhad ("Shell") by mid-March 2005. Immediately upon completion of the Shell contract, the rig will be moved to Japan to commence a two well program for Japan Energy Development Co., Ltd. The drilling of these two wells could take until September 2005 to complete. The dayrate for the Japan work will be $88,300 for all wells drilled, with a mobilization and demobilization fee of approximately $1.9 million, respectively.

     The ATWOOD EAGLE has commenced working under its drilling contract for Woodside Energy, Ltd. ("Woodside") which includes the drilling of four (4) firm wells with options to drill three (3) additional wells off the coast of Australia. Upon completion of the Woodside drilling program, the rig will return to work for BHP Billiton Petroleum ("BHP") to drill one (1) firm well with an option to drill one (1) additional well. If all of the option wells are drilled, the combined drilling programs could extend into November 2005. The dayrate for the Woodside work ranges from $89,000 to $109,000 depending on water depths of wells drilled. The dayrate for the BHP work is approximately $150,000.

     The ATWOOD HUNTER continues to work under its sixteen (16) wells drilling program for Burullus Gas Co. ("Burullus"). This drilling program is expected to take until September 2005 to complete. Immediately upon completion of the current drilling program, the rig will commence an estimated 30 days equipment upgrade to enable the rig to have the capability of drilling high pressure wells (15,000 P.S.I.). Upon completion of the upgrade, the rig will commence drilling two (2) firm wells for Burullus off the coast of Egypt, which is estimated to take 270 days to complete. The current dayrate is $62,400 which will apply during the 30-day upgrade plus Burullus will pay a lump sum fee of $1.5 million for the upgrade. After the equipment upgrade, the dayrate will increase to $125,000 during the drilling of the two firm wells.

     The SEAHAWK has completed its drilling commitment with Sarawak Shell Berhad. The rig is in the process of preparing to move to a dockside location in Malaysia and is expected to be off dayrate from mid-March 2005 through April 2005. The rig is expected to return to work in Malaysia in May 2005 at a dayrate of $50,000 for a contract that should extend until the rig commences preparation for its contract commitment in 2006 for Amerada Hess Equatorial Guinea, Inc. ("Hess") off the coast of Equatorial Guinea. The Hess contract is for a firm period of 730 days with four options of 180 days each. The contract provides for a base operating dayrate of $68,430.

     The ATWOOD SOUTHERN CROSS continues to work under its contract with Daewoo International Corporation ("Daewoo"), which now includes the drilling of three
(3) firm wells after Daewoo exercised its option. This drilling program is expected to take until May/June 2005 to complete. This contract provides for a dayrate of $35,000 for the first two wells and $40,000 for the last well. Additional work, following the Daewoo contract is being pursued in Southeast Asia and the Mediterranean as well as other areas of the world.

     The RICHMOND is currently drilling the sixth well under its contract with Helis Oil & Gas Company ("Helis"), which now includes ten (10) firm wells after Helis exercised its most recent option. Helis has also been granted four additional option wells. The dayrate for the sixth well is $30,000, with the dayrate for wells 7 and 8 being $32,500 and wells 9 and 10 being $39,500. The dayrate for the four option wells is $45,000. The drilling of the current 10-wells firm program is expected to take until July 2005 to complete and if the option wells are drilled, the drilling program could extend into November 2005.

                                      -2-
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     Additional  information  with  respect  to the  Company's  Contract  Status
Summary at March 2, 2005 is attached hereto as Exhibit 99.1, which is being furnished in accordance with rule 101(e)(l) under Regulation FD and should not be deemed to be filed.

ITEM 9.01 EXHIBITS


EXHIBIT NO.99.1

EX-99.1  Contract Status Summary at March 2, 2005


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ATWOOD OCEANICS, INC.
                                                  (Registrant)



                                                  /s/ James M. Holland
                                                  James M. Holland
                                                  Senior Vice President

                                                  DATE: March 2, 2005


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                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION

EX-99.1            Contract Status Summary at March 2, 2005

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


                                                             EXHIBIT 99.1
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                           AT MARCH 2, 2005



NAME OF RIG               LOCATION           CUSTOMER                   CONTRACT STATUS
-----------               --------           ----------                 ---------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig is expected to complete its current drilling
                                             ("SHELL")                  program for Shell by mid-March 2005.  Immediately upon
                                                                        completion of the Shell contract, the rig will be
                                                                        moved to Japan to commence a two-firm well program for
                                                                        Japan Energy Development Co., Ltd.  The drilling of
                                                                        these two wells is estimated to take until September
                                                                        2005 to complete.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           The rig continues to work under its sixteen (16) wells
                                             ("BURULLUS")               drilling program for Burullus, which is expected to
                                                                        take until September 2005 to complete.  Immediately
                                                                        upon completion of the current drilling program, the
                                                                        rig will commence an estimated 30-days equipment
                                                                        upgrade to enable the rig to have the capability of
                                                                        drilling high pressure wells (15,000 P.S.I.).  Upon
                                                                        completion of the upgrade, the rig will commence
                                                                        drilling two (2) firm wells for Burullus off the cost
                                                                        of Egypt, which is expected to take 270 days to
                                                                        complete.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig has commenced a contract with Woodside to
                                             ("WOODSIDE")               drill four (4) firm wells with options to drill three
                                                                        (3) additional wells off the coast of Australia.  The
                                                                        drilling of the four firm wells is expected to take
                                                                        approximately four months to complete, and if all the
                                                                        option wells are drilled, the Woodside work could
                                                                        extend into August 2005.  Upon completion of the
                                                                        Woodside drilling program, the rig will return to work
                                                                        for BHP Billiton Petroleum to drill one (1) firm well
                                                                        (expected to take 30 days to complete) with an option
                                                                        to drill one (1) additional well.

SEAHAWK                   MALAYSIA                                      The rig has completed its drilling commitment with
                                                                        Sarawak Shell Berhad.  The rig is in the process of
                                                                        preparing to move to a dockside location in Malaysia
                                                                        and is expected to be off dayrate from mid-March 2005
                                                                        through April 2005.  The rig is expected to return to
                                                                        work in Malaysia in May 2005 on a contract that should
                                                                        extend until the rig commences preparation for its
                                                                        contract commitment in 2006 for Amerada Hess
                                                                        Equatorial Guinea, Inc. ("Hess").  The Hess contract
                                                                        is for a firm period of 730 days with four options of
                                                                        180 days each.
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ATWOOD SOUTHERN CROSS     MALAYSIA           DAEWOO INTERNATIONAL       The rig is currently drilling a three (3) firm wells
                                             CORPORATION ("DAEWOO")     program after Daewoo exercised an option.  This
                                                                        program is expected to take until May/June 2005 to
                                                                        complete.  Additional work, following the Daewoo
                                                                        contract is being pursued in Southeast Asia and the
                                                                        Mediterranean as well as other areas of the world.


SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2004, the rig commenced drilling under a
                                            PRODUCTION MALAYSIA INC.    seventeen month program for EMEPMI.  EMEPMI retains
                                            ("EMEPMI")                  its right to terminate the contract by providing 120
                                                                        days notice.


ATWOOD BEACON             VIETNAM           HOANG LONG AND HOAN VU      The rig is currently working under a drilling program
                                            JOINT OPERATING COMPANIES   for Hoang Long which includes the drilling of three
                                            ("HOANG LONG")              (3) firm wells with options to drill three (3)
                                                                        additional wells.  The three firm wells have a
                                                                        combined expected duration of 200 days and if all
                                                                        option wells are drilled, the program could extend for
                                                                        another 200 days.

SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is currently drilling the sixth well under the
                          GULF OF MEXICO     ("HELIS")                  Helis contract.  Upon completion of this well, the rig
                                                                        will have four (4) firm wells to drill for Helis, with
                                                                        Helis having an option to drill four (4) additional
                                                                        wells. The drilling of the current firm wells is
                                                                        expected to take until July 2005 to complete and if
                                                                        the option wells are drilled, the contract could
                                                                        extend to November 2005.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

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